THE MORTGAGE POOL

General

      The mortgage pool consists of two groups of mortgage loans, referred to in this prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate and fixed-rate, fully-amortizing, interest-only, and balloon residential mortgage loans with conforming loan balances secured by first liens on mortgaged properties. The Group 2 Loans are one- to four-family, adjustable-rate and fixed-rate, fully-amortizing, interest-only and balloon residential mortgage loans with conforming loan balances secured by first liens on mortgaged properties. The mortgage loans have original terms to maturity of not greater than 30 years.

      The Group 1 Loans consist of mortgage loans which had principal balances at origination which may be greater than Fannie Mae and Freddie Mac conforming balances and the Group 2 Loans consist of mortgage loans which had principal balances at origination which are less than or equal to Fannie Mae and Freddie Mac conforming balances. The conforming balance for mortgage loans secured by a single family property is $359,650 for all mortgage loans other than those originated in Alaska, Hawaii, Guam and the U.S. Virgin Islands, for which it is $539,475. The conforming balance is higher for mortgage loans secured by two- to four-family properties. Notwithstanding these conforming balances, the Group 2 Loans have been originated according to underwriting standards that do not satisfy Fannie Mae and Freddie Mac underwriting criteria.

      The mortgage pool includes the initial mortgage loans and the subsequent mortgage loans in Loan Group 1 and Loan Group 2 (each, a "Group 1 subsequent mortgage loan" or "Group 2 subsequent mortgage loan", as applicable). The initial mortgage loans were the mortgage loans deposited into the trust on the Closing Date. The Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans were purchased with amounts on deposit in the related Pre-Funding Account described in the prospectus supplement.

      The company conveyed the initial mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The company conveyed the Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans to the trust during the Funding Period. The Group 1 subsequent mortgage loans were acquired with amounts on deposit in the Group 1 Pre-Funding Account pursuant to the Group 1 Subsequent Transfer Instrument. The Group 2 subsequent mortgage loans were acquired with amounts on deposit in the Group 2 Pre-Funding Account pursuant to the Group 2 Subsequent Transfer Instrument. The Seller made certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement and with respect to the Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans in the Group 1 subsequent mortgage loan purchase agreement and Group 2 subsequent mortgage purchase agreement, respectively. These representations and warranties were assigned to the indenture trustee for the benefit of the Bondholders. As more particularly described in the prospectus, the Seller has certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders. See "The Mortgage Pools -- Representations by Sellers" in the prospectus.

      The mortgage loans have been originated or acquired by the Seller in accordance with the underwriting criteria described in this prospectus supplement. See "--Underwriting Standards" Below.

      Substantially all of the mortgage loans are subserviced on the closing date by Countrywide Home Loans Servicing LP. As of April 1, 2005, substantially all of the adjustable-rate mortgage loans will by subserviced by GMAC Mortgage Corporation. See "Description of the Servicing Agreement -- The Subservicers" in this prospectus supplement.

      None of the mortgage loans were 30 days or more delinquent as of the Cut-off Date.

      Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each Group 1 Loan and Group 2 Loan is generally assumable in accordance with the terms of the related mortgage note.

      Each mortgage loan is required to be covered by a standard hazard insurance policy. See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder--Hazard Insurance Policies" in the prospectus.

Mortgage Rate Adjustment

      The mortgage rate on the adjustable-rate mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years, five years, seven years or ten years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

      The mortgage rate on a substantial majority of the adjustable-rate mortgage loans in Loan Group 1 and substantially all of the adjustable-rate mortgage loans in Loan Group 2 adjust based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

      Substantially all of the adjustable-rate mortgage loans did not reach their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

Indices on the Mortgage Loans

      The index applicable to the determination of the mortgage rate on approximately 91.61% and 92.64% (in each case, by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date) of the Group 1 Loans and Group 2 Loans, respectively, is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

      The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any mortgage loan based on Six-Month LIBOR.

                                 Six-Month LIBOR

      Month              1997       1998       1999       2000       2001       2002       2003       2004
------------------      ------     ------     ------     ------     ------     ------     ------     ------
January                  5.71%      5.75%      5.04%      6.23%      5.36%      1.99%      1.35%      1.21%
February                 5.68       5.78       5.17       6.32       4.96       2.06       1.34       1.10
March                    5.96       5.80       5.08       6.53       4.71       2.33       1.26       1.09
April                    6.08       5.87       5.08       6.61       4.23       2.10       1.29       1.10
May                      6.01       5.81       5.19       7.06       3.91       2.09       1.22       1.11
June                     5.94       5.87       5.62       7.01       3.83       1.95       1.12       1.36
July                     5.83       5.82       5.65       6.88       3.70       1.86       1.15       1.99
August                   5.86       5.69       5.90       6.83       3.48       1.82       1.21       1.99
September                5.85       5.36       5.96       6.76       2.53       1.75       1.18       2.17
October                  5.81       5.13       6.13       6.72       2.17       1.62       1.22       2.30
November                 6.04       5.28       6.04       6.68       2.10       1.47       1.25       2.62
December                 6.01       5.17       6.13       6.20       1.98       1.38       1.22       2.79

      The index applicable to the determination of the mortgage rate on approximately 3.53% and 3.99% (in each case, by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date) of the mortgage loans in Loan Group 1 and the mortgage loans in Loan Group 2, respectively, is the average of the interbank offered rates for one-year United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or One-Year LIBOR.

      The index applicable to the determination of the mortgage rate on approximately 2.22% and 1.10% (in each case, by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date) of the mortgage loans in Loan Group 1 and the mortgage loans in Loan Group 2, respectively, is based on One-Month LIBOR. One-Month LIBOR is a per annum rate equal to the average of interbank offered rates for one-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.

Prepayment Charges

      Approximately 74.41% and 71.32% of the Group 1 Loans and Group 2 Loans, respectively (in each case, by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer are entitled to all prepayment charges received on the mortgage loans, and these amounts are not available for payment on the Securities.

Primary Mortgage Insurance

      Approximately 77.73%of the Group 1 Loans and 86.02% of the Group 2 Loans with a loan-to-value ratio at origination in excess of 80.00% are insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a PMI Insurer Policy) or (2) the PMI Insurer Policy.

      Each Primary Insurance Policy insures against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim.

      See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder -- Hazard Insurance Policies" in the Prospectus.

The PMI Insurer

Radian Guaranty Inc.

      Radian Guaranty Inc., a Pennsylvania corporation with its principal offices in Philadelphia, Pennsylvania, is a private mortgage insurance company and a wholly-owned subsidiary of Radian Group Inc., an insurance holding company listed on the New York Stock Exchange. Radian is licensed in all 50 states and in the District of Columbia to offer such insurance and is approved as a private mortgage insurer by Fannie Mae and Freddie Mac. Radian's financial strength is rated "AA" by S&P and Fitch and "Aa3" by Moody's. Radian's financial strength currently is not rated by any other rating agency. Each financial strength rating of Radian should be evaluated independently. The ratings reflect the respective rating agencies' current assessments of the creditworthiness of Radian and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold any class of Offered Securities, and such ratings are subject to revision, qualification or withdrawal at any time by the applicable rating agencies. Any downward revision, qualification or withdrawal of any of the above ratings may have an adverse effect on the market prices of the Offered Securities. Radian does not guaranty the market prices of the Offered Securities nor does it guaranty that its financial strength ratings will not be revised, qualified or withdrawn.

      Copies of Radian's quarterly and annual statutory financial statements, which are based on accounting principles that differ in significant respects from generally accepted accounting principles, are available upon request to Radian at Radian Guaranty Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103. Radian's telephone number is (215) 231-1000.

The PMI Policy

      Approximately 4.97% of the Group I mortgage loans and approximately 7.23% of the Group II mortgage loans, in each case by aggregate principal balance of the related loan group as of the Cut-off Date, are insured by the PMI Insurer pursuant to the PMI Insurer Policy. The mortgage loans covered by the PMI Insurer Policy are referred to as the PMI Mortgage Loans. The Insured Percentage of the Claim varies on a loan-by-loan basis based upon the original loan-to-value ratio of the related mortgage loan.

      The PMI Insurer Policy only covers those mortgage loans which meet certain underwriting criteria as determined by the PMI Insurer. The PMI Insurer Policy is required to remain in force with respect to each PMI Mortgage Loan until (i) the principal balance of the PMI Mortgage Loan is paid in full or liquidated,
(ii) upon written notice of cancellation of the PMI Insurer Policy from the insured to the PMI Insurer, (iii) upon written notice of cancellation of the PMI Insurer Policy from the PMI Insurer to the insured or (iv) any event specified in the PMI Insurer Policy occurs that allows for the termination of that PMI Insurer Policy by the PMI Insurer.

      The PMI Insurer Policy generally requires that delinquencies on any PMI Mortgage Loan must be reported to the PMI Insurer within fifteen (15) days after such loan is three (3) months in default, and appropriate proceedings to obtain title to the property securing such PMI Mortgage Loan must be commenced within six months of default. The PMI Policy under which the PMI Mortgage Loans are insured contains provisions substantially as follows: (i) a claim generally includes unpaid principal, accrued interest to the date such claim is presented by the insured, and certain advances and expenses as set forth in the PMI Insurer Policy; (ii) when a claim is presented the PMI Insurer will have the option of either (A) paying the claim in full, taking title to the property securing the PMI Mortgage Loan, and arranging for its sale or (B) paying the insured percentage of the claim with the insured retaining title to the property securing the PMI Mortgage Loan; and (iii) a claim generally must be paid within 60 days after the claim is filed by the insured.

      Unless approved in writing by the PMI Insurer, the insured under the PMI Insurer Policy is not permitted to make any change in the terms of a PMI Mortgage Loan, including the borrowed amount, mortgage rate, term or amortization schedule of the PMI Mortgage Loan, except as specifically permitted by the terms of the related PMI Mortgage Loan; nor make any change in the property or other collateral securing the PMI Mortgage Loan; nor release any mortgagor under the PMI Mortgage Loan from liability. If a PMI Mortgage Loan is assumed with the insured's approval, the PMI Insurer's liability for coverage of the PMI Mortgage Loan under the related PMI Insurer Policy generally will terminate as of the date of such assumption, unless the applicable PMI Insurer approves the assumption in writing.

      The PMI Insurer Policy specifically excludes coverage of: (i) any claim resulting from a default existing at the inception of coverage or occurring after lapse or cancellation of coverage; and (ii) certain claims involving or arising out of any breach by the insured of its obligations under, or its failure to comply with the terms of, the PMI Insurer Policy or of its obligations as imposed by operation of law and (iii) certain other claims as set forth in the PMI Insurer Policy.

      In issuing the PMI Insurer Policy, the PMI Insurer relied upon certain information and data regarding the PMI Mortgage Loans furnished to the PMI Insurer by the originator. The PMI Policy will not insure against a loss sustained by reason of a default arising from or involving certain matters, including (i) any loss arising in connection with the failure of the borrower to make any payment of principal and interest due under a loan which payment arises because the insured exercised its right to call or accelerate such loan or because the term of such loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payments of principal and interest, (ii) any loss from a loan where a delinquency exists at the effective date of the certificate of insurance, as defined in the PMI Insurer Policy, (iii) misrepresentation or fraud in obtaining such PMI Insurer Policy or negligence in origination or servicing of the PMI Mortgage Loans, including, but not limited to, misrepresentation by the lender or certain other persons involved in the origination of the PMI Mortgage Loan or the application for insurance, or (iv) failure to construct a property securing a PMI Mortgage Loan in accordance with specified plans. In addition, the PMI Insurer Policy will not cover the costs or expenses related to the repair of physical damage to a property securing a PMI Mortgage Loan.

      The preceding description of the PMI Policy is only a brief outline and does not purport to summarize or describe all of the provisions, terms and conditions of the PMI Insurer Policy. For a more complete description of these provisions, terms and conditions, reference is made to the PMI Insurer Policy, a copies of which are available upon request from the Indenture Trustee.

Mortgage Loan Characteristics

      The statistical information included in this prospectus supplement with respect to the mortgage loans is based on a pool of 4,405 mortgage loans, 52.79% of which are in Loan Group 1 and 47.21% of which are in Loan Group 2. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

      The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans and Group 2 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Securities--Yield Sensitivity of the Grantor Trust Certificates" in this prospectus supplement.

Loan Group 1

      The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $659,845,756, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 97.36% of the Group 1 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 2.64% of the Group 1 Loans have fixed rates and are secured by first liens on the related mortgaged property.

      The average principal balance of the Group 1 Loans at origination was approximately $372,147. No Group 1 Loan had a principal balance at origination of greater than approximately $2,000,000 or less than approximately $25,000. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $371,326. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,998,000 or less than approximately $10,413.

      As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 2.990% per annum to approximately 12.750% per annum and the weighted average mortgage rate was approximately 5.718% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 357 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior to August 1, 1999, or after April 1, 2005, or will have a remaining term to maturity of less than 10 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is March 1, 2035.

      Approximately 2.32%, 0.76%, 68.65%, 0.08% and 10.93% of the Group 1 Loans have initial interest only periods of two, three, five, seven and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 1 Loans was approximately 73.97%. No loan-to-value ratio at origination of any Group 1 Loan was greater than approximately 100.00% or less than approximately 5.06%.

      Approximately 0.13% of the Group 1 Loans are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to maturity of approximately 118 months.

      None of the Group 1 Loans are buydown mortgage loans.

      None of the Group 1 Loans are subject to the Home Ownership Act or any comparable state law.

      Substantially all of the Group 1 Loans did not reach their first adjustment date as of the Closing Date.

      Approximately 74.41% of the Group 1 Loans provide for prepayment charges.

      Approximately 2.85% and 4.97% of the Group 1 Loans are covered by a Primary Insurance Policy and the PMI Insurer Policy, respectively. For the Group 1 Loans, the weighted average of the PMI Insurer Fee Rates for the mortgage loans covered by the PMI Insurer Policy is approximately 1.287% per annum.

      With respect to substantially all of the Group 1 Loans, the Minimum Mortgage Rate is equal to the Gross Margin.

      Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                            Mortgage Loan Programs(1)

                                                                                                Weighted
                                                                                    Weighted     Average    Weighted     Weighted
                                                                                     Average       Regm.    Average       Average
Mortgage Loan                   Current         No. of                   Average      Gross        Term      Credit       Original
Programs                        Balance          Loans    % of Total     Balance       WAC       (Months)     Score         LTV
----------------------------------------------------------------------------------------------------------------------------------
15YrFixed ..............      $    607,145          9        0.09%      $ 67,461       9.436%      116.79      652         70.77%
30/15FixedBalloon ......           852,512         10        0.13         85,251      10.300       118.09      643         89.24
30YrFixed ..............        15,975,061        163        2.42         98,007       9.789       289.78      669         86.20
30YLIB1M ...............         3,735,366          6        0.57        622,561       5.713       359.42      663         71.21
30YLIB1M-IO ............        10,932,600         17        1.66        643,094       5.366       358.42      718         74.32
30YLIB6M ...............         5,579,587         12        0.85        464,966       6.381       359.06      664         79.88
30YLIB6M-IO ............        55,873,734        123        8.47        454,258       5.317       359.28      695         74.75
30YLIB12M ..............         1,091,248          2        0.17        545,624       6.070       360.00      615         80.00
30YLIB12M-IO ...........        11,677,292         26        1.77        449,127       5.343       359.28      685         76.17
2/28LIB6M ..............        28,204,832         63        4.27        447,696       6.196       358.86      673         76.16
2/28LIB6M-IO ...........       196,731,940        418       29.81        470,651       5.908       359.14      674         78.01
3/27LIB6M ..............        13,391,718         27        2.03        495,990       5.917       359.10      691         74.80
3/27LIB6M-IO ...........        57,445,501        117        8.71        490,987       5.513       359.43      704         72.40
3/1LIB12M ..............         5,437,960          7        0.82        776,851       3.801       351.37      717         74.30
3/1LIB12M-IO ...........         3,904,400          4        0.59        976,100       4.203       352.85      756         68.64
5/25LIB6M ..............        32,766,337        125        4.97        262,131       5.662       359.21      705         70.64
5/25LIB6M-IO ...........       189,122,152        591       28.66        320,004       5.437       359.52      711         70.44
5/1LIB12M ..............           260,756          1        0.04        260,756       4.875       358.00      671         67.02
5/1LIB12M-IO ...........           899,166          2        0.14        449,583       5.178       360.00      670         80.00
7/23LIB6M ..............         5,893,795         15        0.89        392,920       5.082       359.46      744         64.96
7/23LIB6M-IO ...........        15,520,155         34        2.35        456,475       4.928       359.48      718         61.55
10/20LIB6M-IO ..........         3,942,500          5        0.60        788,500       6.062       359.00      713         61.29
                              ------------      -----      ------       --------      ------       ------      ---         -----
   Total ...............      $659,845,756      1,777      100.00%      $371,326       5.718%      356.96      694         73.97%
                              ============      =====      ======

------------
(1) A mortgage loan with a loan program including the term "30YLIB1M" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB12M" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "2/28LIB6M" has a term of 30 years, the first two of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27LIB6M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/1LIB12M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/25LIB6M" has a term of 30 years, the first five of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/1LIB12M" has a term of 30 years, the first five of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/23LIB6M" has a term of 30 years, the first seven of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "10/20LIB6M" has a term of 30 years, the first ten of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "15YrFixed" has a term of 15 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30YrFixed" has a term of 30 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30/15FixedBalloon" has a term of 30 years with a fixed rate of interest and allows for a balloon payment. Any mortgage loan with a loan program including the term "IO" has an interest only period.

                      Principal Balances as of Origination

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
       Range of Mortgage                                                                  Average     Remg.     Average  Average
 Loan Principal Balances as of         Current       No. of                  Average       Gross      Term       Credit  Original
          Origination                  Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00 ............     $    502,064        13       0.08%     $   38,620     10.109%     256.27       653    75.28%
$50,000.01 - $100,000.00 ......       11,841,736       157       1.79          75,425      8.109      308.77       695    79.17
$100,000.01 - $150,000.00 .....       26,227,739       211       3.97         124,302      6.488      342.79       703    75.68
$150,000.01 - $200,000.00 .....       25,110,524       149       3.81         168,527      6.131      350.31       704    73.90
$200,000.01 - $250,000.00 .....       13,931,868        62       2.11         224,708      5.973      352.85       713    72.53
$250,000.01 - $300,000.00 .....       15,090,992        55       2.29         274,382      5.620      356.02       709    71.30
$300,000.01 - $350,000.00 .....       17,281,043        53       2.62         326,057      5.327      358.36       707    68.99
$350,000.01 - $400,000.00 .....      102,139,934       269      15.48         379,702      5.703      359.29       695    75.49
$400,000.01 - $450,000.00 .....       93,216,033       220      14.13         423,709      5.834      359.30       686    76.13
$450,000.01 - $500,000.00 .....       80,537,925       169      12.21         476,556      5.645      359.19       691    75.38
$500,000.01 - $550,000.00 .....       58,678,989       112       8.89         523,920      5.674      359.21       688    75.56
$550,000.01 - $600,000.00 .....       58,331,157       101       8.84         577,536      5.501      359.14       691    74.57
$600,000.01 - $650,000.00 .....       44,332,717        70       6.72         633,325      5.576      359.14       688    74.05
$650,000.01 - $700,000.00 .....       20,333,625        30       3.08         677,787      5.355      359.70       686    69.15
$700,000.01 - $750,000.00 .....       35,267,642        48       5.34         734,743      5.223      359.15       694    68.01
$750,000.01 - $800,000.00 .....        5,523,088         7       0.84         789,013      5.816      358.85       697    77.23
$800,000.01 - $850,000.00 .....        4,131,000         5       0.63         826,200      5.339      359.39       701    71.99
$850,000.01 - $900,000.00 .....        8,843,060        10       1.34         884,306      5.709      358.81       677    69.85
$900,000.01 - $950,000.00 .....        3,702,500         4       0.56         925,625      5.278      359.75       727    71.26
$950,000.01 - $1,000,000.00 ...       21,647,621        22       3.28         983,983      5.320      358.15       710    69.79
$1,050,000.01 - $1,100,000.00 .        2,165,000         2       0.33       1,082,500      4.624      358.00       692    69.84
$1,100,000.01 - $1,150,000.00 .        2,275,500         2       0.34       1,137,750      5.774      359.01       678    59.83
$1,200,000.01 - $1,250,000.00 .        1,237,000         1       0.19       1,237,000      6.875      360.00       718    74.97
$1,250,000.01 - $1,300,000.00 .        1,260,000         1       0.19       1,260,000      5.990      359.00       765    70.00
$1,300,000.01 - $1,350,000.00 .        2,639,000         2       0.40       1,319,500      6.500      359.00       718    70.00
$1,550,000.01 - $1,600,000.00 .        1,600,000         1       0.24       1,600,000      5.125      360.00       686    48.49
$1,950,000.01 - $2,000,000.00 .        1,998,000         1       0.30       1,998,000      4.250      352.00       796    57.80
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

      As of origination, the average principal balance of the Group 1 Loans was approximately $372,147.

                    Principal Balances as of the Cut-off Date

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
       Range of Mortgage                                                                  Average     Remg.     Average  Average
 Loan Principal Balances as of         Current       No. of                  Average      Gross        Term     Credit   Original
          Cut-off Date                 Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00 ............     $    865,668        22       0.13%     $   39,349      9.925%     222.21       664    77.68%
$50,000.01 - $100,000.00 ......       12,071,061       156       1.83          77,379      8.132      306.39       694    79.19
$100,000.01 - $150,000.00 .....       26,199,971       207       3.97         126,570      6.487      344.52       703    75.78
$150,000.01 - $200,000.00 .....       24,938,100       147       3.78         169,647      6.100      351.72       704    73.77
$200,000.01 - $250,000.00 .....       13,786,174        61       2.09         226,003      5.954      353.44       714    72.57
$250,000.01 - $300,000.00 .....       14,843,949        54       2.25         274,888      5.545      357.02       710    70.99
$300,000.01 - $350,000.00 .....       17,281,043        53       2.62         326,057      5.327      358.36       707    68.99
$350,000.01 - $400,000.00 .....      102,538,836       270      15.54         379,773      5.699      359.28       695    75.43
$400,000.01 - $450,000.00 .....       92,817,131       219      14.07         423,823      5.839      359.31       686    76.20
$450,000.01 - $500,000.00 .....       80,537,925       169      12.21         476,556      5.645      359.19       691    75.38
$500,000.01 - $550,000.00 .....       58,678,989       112       8.89         523,920      5.674      359.21       688    75.56
$550,000.01 - $600,000.00 .....       58,331,157       101       8.84         577,536      5.501      359.14       691    74.57
$600,000.01 - $650,000.00 .....       44,332,717        70       6.72         633,325      5.576      359.14       688    74.05
$650,000.01 - $700,000.00 .....       20,333,625        30       3.08         677,787      5.355      359.70       686    69.15
$700,000.01 - $750,000.00 .....       35,267,642        48       5.34         734,743      5.223      359.15       694    68.01
$750,000.01 - $800,000.00 .....        5,523,088         7       0.84         789,013      5.816      358.85       697    77.23
$800,000.01 - $850,000.00 .....        4,131,000         5       0.63         826,200      5.339      359.39       701    71.99
$850,000.01 - $900,000.00 .....        8,843,060        10       1.34         884,306      5.709      358.81       677    69.85
$900,000.01 - $950,000.00 .....        3,702,500         4       0.56         925,625      5.278      359.75       727    71.26
$950,000.01 - $1,000,000.00 ...       21,647,621        22       3.28         983,983      5.320      358.15       710    69.79
$1,050,000.01 - $1,100,000.00 .        2,165,000         2       0.33       1,082,500      4.624      358.00       692    69.84
$1,100,000.01 - $1,150,000.00 .        2,275,500         2       0.34       1,137,750      5.774      359.01       678    59.83
$1,200,000.01 - $1,250,000.00 .        1,237,000         1       0.19       1,237,000      6.875      360.00       718    74.97
$1,250,000.01 - $1,300,000.00 .        1,260,000         1       0.19       1,260,000      5.990      359.00       765    70.00
$1,300,000.01 - $1,350,000.00 .        2,639,000         2       0.40       1,319,500      6.500      359.00       718    70.00
$1,550,000.01 - $1,600,000.00 .        1,600,000         1       0.24       1,600,000      5.125      360.00       686    48.49
$1,950,000.01 - $2,000,000.00 .        1,998,000         1       0.30       1,998,000      4.250      352.00       796    57.80
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

      As of the Cut-off Date, the average current principal balance of the Group 1 Loans was approximately $371,326.

                                 Mortgage Rates

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
            Range of                   Current       No. of                  Average      Gross        Term     Credit   Original
       Mortgage Rates (%)              Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
2.500 - 2.999 .................     $    468,000         1       0.07%     $  468,000      2.990%     358.00       745    80.00%
3.000 - 3.499 .................          531,484         1       0.08         531,484      3.375      351.00       743    79.99
3.500 - 3.999 .................        6,404,467        10       0.97         640,447      3.787      354.50       735    69.13
4.000 - 4.499 .................       33,755,034        68       5.12         496,398      4.199      358.01       730    65.99
4.500 - 4.999 .................       92,185,900       237      13.97         388,970      4.760      359.35       719    68.31
5.000 - 5.499 .................      144,473,326       343      21.90         421,205      5.219      359.47       700    70.29
5.500 - 5.999 .................      199,421,929       497      30.22         401,251      5.736      359.33       690    74.35
6.000 - 6.499 .................       75,136,821       220      11.39         341,531      6.194      359.19       678    79.07
6.500 - 6.999 .................       61,010,578       138       9.25         442,106      6.705      358.95       669    80.07
7.000 - 7.499 .................       14,774,904        38       2.24         388,813      7.208      359.07       676    84.59
7.500 - 7.999 .................        8,863,866        29       1.34         305,651      7.639      355.64       657    81.02
8.000 - 8.499 .................        2,846,684         9       0.43         316,298      8.179      353.19       688    87.33
8.500 - 8.999 .................        2,984,177        17       0.45         175,540      8.666      322.78       673    80.75
9.000 - 9.499 .................        2,919,116        25       0.44         116,765      9.236      293.50       670    85.46
9.500 - 9.999 .................        6,726,234        70       1.02          96,089      9.737      285.41       671    87.25
10.000 - 10.499 ...............        4,664,791        45       0.71         103,662     10.194      273.13       664    89.96
10.500 - 10.999 ...............        2,444,616        24       0.37         101,859     10.687      284.44       656    89.62
11.000 - 11.499 ...............          104,459         2       0.02          52,229     11.197      294.04       593    89.98
12.000 - 12.499 ...............           64,551         1       0.01          64,551     12.250      116.00       592    80.00
12.500 - 12.999 ...............           64,821         2       0.01          32,410     12.750      242.71       570    78.57
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

------------

      As of the Cut-off Date, the weighted average mortgage rate of the Group 1 Loans was approximately 5.718% per annum.

                              Next Adjustment Date*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
     Next Adjustment Date              Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
February 1, 2005 ..............     $  4,156,202         7       0.65%     $  593,743      5.260%     357.19       701    77.13%
March 1, 2005 .................        7,693,331        12       1.20         641,111      5.322      358.85       723    71.46
April 1, 2005 .................        5,346,113        10       0.83         534,611      5.264      358.50       680    74.34
May 1, 2005 ...................        8,910,595        19       1.39         468,979      4.866      358.01       714    76.02
June 1, 2005 ..................       15,608,726        30       2.43         520,291      5.313      358.96       681    74.97
July 1, 2005 ..................       21,158,420        49       3.29         431,804      5.663      359.88       682    75.47
August 1, 2005 ................       12,876,900        30       2.00         429,230      5.720      360.00       706    74.73
September 1, 2005 .............          371,000         1       0.06         371,000      5.375      360.00       704    70.00
November 1, 2005 ..............          370,000         1       0.06         370,000      4.450      358.00       767    67.89
December 1, 2005 ..............        4,531,142        10       0.71         453,114      5.135      358.41       678    76.71
January 1, 2006 ...............        4,876,798        11       0.76         443,345      5.430      359.91       687    76.71
February 1, 2006 ..............        2,990,600         6       0.47         498,433      5.894      360.00       656    76.88
August 1, 2006 ................        1,939,938         3       0.30         646,646      6.242      355.00       644    69.91
September 1, 2006 .............        1,764,600         4       0.27         441,150      5.732      356.00       650    77.00
October 1, 2006 ...............       12,783,042        30       1.99         426,101      6.012      357.00       673    80.64
November 1, 2006 ..............       12,577,051        26       1.96         483,733      5.717      357.96       669    77.29
December 1, 2006 ..............      109,922,481       233      17.11         471,770      6.171      358.99       660    80.91
January 1, 2007 ...............       70,908,861       151      11.04         469,595      5.651      359.87       695    73.25
February 1, 2007 ..............       16,012,528        35       2.49         457,501      5.676      359.33       681    75.59
April 1, 2007 .................          531,484         1       0.08         531,484      3.375      351.00       743    79.99
May 1, 2007 ...................        7,259,947         8       1.13         907,493      4.003      351.90       741    69.62
August 1, 2007 ................          178,500         1       0.03         178,500      5.000      355.00       728    70.00
September 1, 2007 .............          641,741         1       0.10         641,741      7.500      356.00       672    79.96
October 1, 2007 ...............        1,283,311         3       0.20         427,770      6.643      357.00       683    83.65
November 1, 2007 ..............        6,402,458        14       1.00         457,318      5.504      357.94       686    73.94
December 1, 2007 ..............       21,227,157        41       3.30         517,736      5.601      358.95       698    73.55
January 1, 2008 ...............       35,665,902        74       5.55         481,972      5.441      359.93       707    71.49
February 1, 2008 ..............        6,017,350        11       0.94         547,032      5.977      360.00       706    75.02
August 1, 2009 ................          165,600         1       0.03         165,600      6.000      355.00       730    80.00
September 1, 2009 .............          345,553         2       0.05         172,776      5.797      356.00       683    74.75
October 1, 2009 ...............        3,194,533        10       0.50         319,453      5.161      357.00       706    75.51
November 1, 2009 ..............       14,841,781        56       2.31         265,032      5.356      357.93       703    71.41
December 1, 2009 ..............       52,568,590       194       8.18         270,972      5.537      358.94       709    72.34
January 1, 2010 ...............      121,662,859       361      18.94         337,016      5.450      359.84       713    69.74
February 1, 2010 ..............       30,191,494        94       4.70         321,186      5.502      360.00       705    69.35
March 1, 2010 .................           78,000         1       0.01          78,000      5.875      360.00       780    69.71
November 1, 2011 ..............          787,305         2       0.12         393,652      5.492      357.64       647    69.10
December 1, 2011 ..............        7,884,455        17       1.23         463,791      4.762      359.00       745    60.28
January 1, 2012 ...............        8,297,090        20       1.29         414,855      5.190      359.82       711    63.89
February 1, 2012 ..............        4,445,100        10       0.69         444,510      4.837      360.00       731    62.62
December 1, 2014 ..............        3,942,500         5       0.61         788,500      6.062      359.00       713    61.29
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $642,411,038     1,595     100.00%     $  402,766      5.607%     359.18       695    73.65%
                                    ============     =====     ======

------------

      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans was approximately 37 months.

      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                                  Gross Margin*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
  Range of Gross Margins (%)           Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.249 .................     $    452,000         1       0.07%     $  452,000      3.875%     357.00       696    80.00%
2.250 - 2.499 .................       98,463,884       198      15.33         497,292      5.383      358.66       715    72.89
2.500 - 2.749 .................        4,664,617        11       0.73         424,056      5.130      357.87       734    76.85
2.750 - 2.999 .................       31,065,276        83       4.84         374,280      5.686      358.96       713    77.74
3.000 - 3.249 .................       29,358,021        65       4.57         451,662      5.368      359.03       698    73.60
3.250 - 3.499 .................      118,238,589       338      18.41         349,818      5.191      359.48       745    68.60
3.500 - 3.749 .................       62,789,282       168       9.77         373,746      5.535      359.54       693    72.57
3.750 - 3.999 .................      172,554,101       449      26.86         384,308      5.619      359.47       673    71.66
4.000 - 4.249 .................        6,487,147        14       1.01         463,368      6.198      358.10       660    74.26
4.250 - 4.499 .................        7,172,710        16       1.12         448,294      6.166      359.39       636    69.19
4.500 - 4.749 .................        3,653,152         8       0.57         456,644      6.469      358.17       686    77.87
4.750 - 4.999 .................        3,031,581         8       0.47         378,948      6.790      359.13       647    74.22
5.000 - 5.249 .................       10,160,960        28       1.58         362,891      6.293      358.91       670    78.85
5.250 - 5.499 .................        1,929,577         5       0.30         385,915      5.819      359.07       663    79.80
5.500 - 5.749 .................        4,886,830        14       0.76         349,059      6.373      359.09       679    78.98
5.750 - 5.999 .................       52,449,691       115       8.16         456,084      6.116      358.89       661    80.52
6.000 - 6.249 .................       19,912,933        41       3.10         485,681      6.312      358.88       635    86.05
6.250 - 6.499 .................        8,718,025        19       1.36         458,843      6.374      358.84       630    92.52
6.500 - 6.749 .................        2,538,523         5       0.40         507,705      7.197      358.63       640    93.26
6.750 - 6.999 .................        2,244,250         5       0.35         448,850      6.567      359.19       636    79.17
7.000 - 7.249 .................          442,000         1       0.07         442,000      7.250      360.00       746    90.00
7.250 - 7.499 .................          733,891         2       0.11         366,946      7.562      359.50       716    92.49
Greater than 10.000 ...........          463,999         1       0.07         463,999      4.625      358.00       703    80.00
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $642,411,038     1,595     100.00%     $  402,766      5.607%     359.18       695    73.65%
                                    ============     =====     ======

------------

      As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans was approximately 3.703% per annum.

      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                             Maximum Mortgage Rate*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
  Range of Maximum Mortgage            Current       No. of                  Average      Gross        Term     Credit   Original
          Rate (%)                     Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999 .................     $    468,000         1       0.07%     $  468,000      2.990%     358.00       745    80.00%
9.000 - 9.499 .................          531,484         1       0.08         531,484      3.375      351.00       743    79.99
9.500 - 9.999 .................       22,667,058        36       3.53         629,641      4.803      357.47       713    71.27
10.000 - 10.499 ...............       38,855,067        84       6.05         462,560      4.367      358.10       721    68.05
10.500 - 10.999 ...............       89,512,490       236      13.93         379,290      4.833      359.49       722    68.45
11.000 - 11.499 ...............      136,061,439       327      21.18         416,090      5.217      359.50       702    70.01
11.500 - 11.999 ...............      184,177,276       462      28.67         398,652      5.733      359.33       690    74.07
12.000 - 12.499 ...............       72,609,041       210      11.30         345,757      6.175      359.18       681    78.83
12.500 - 12.999 ...............       59,883,215       138       9.32         433,936      6.603      359.03       667    79.99
13.000 - 13.499 ...............       16,594,587        42       2.58         395,109      6.978      359.16       668    83.69
13.500 - 13.999 ...............       13,341,455        36       2.08         370,596      7.321      358.87       655    83.42
14.000 - 14.499 ...............        3,802,778        10       0.59         380,278      7.882      358.92       671    86.81
14.500 - 14.999 ...............        2,414,578         6       0.38         402,430      8.395      359.65       648    80.68
15.000 - 15.499 ...............          599,319         2       0.09         299,659      9.202      359.00       702    93.46
15.500 - 15.999 ...............          767,250         3       0.12         255,750      9.850      359.41       638    91.06
16.000 - 16.499 ...............          126,000         1       0.02         126,000      9.990      359.00       634    90.00
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $642,411,038     1,595     100.00%     $  402,766      5.607%     359.18       695    73.65%
                                    ============     =====     ======

------------

      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans was approximately 11.580% per annum.

      *     Excludes the fixed rate mortgage loans in Loan Group 1.


                           Initial Fixed-Rate Period*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
   Initial Fixed Period                Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
Three Months ..................     $ 14,667,966        23       2.28%     $  637,738      5.455%     358.67       704    73.53%
Six Months ....................       61,453,321       135       9.57         455,210      5.414      359.26       692    75.21
One Year ......................       12,768,540        28       1.99         456,019      5.406      359.34       679    76.49
Two Years .....................      224,936,773       481      35.01         467,644      5.944      359.11       674    77.77
Three Years ...................       80,179,578       155      12.48         517,288      5.400      358.51       705    72.75
Five Years ....................      223,048,410       719      34.72         310,220      5.468      359.47       710    70.51
Seven Years ...................       21,413,950        49       3.33         437,019      4.970      359.47       725    62.49
Ten Years .....................        3,942,500         5       0.61         788,500      6.062      359.00       713    61.29
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $642,411,038     1,595     100.00%     $  402,766      5.607%     359.18       695    73.65%
                                    ============     =====     ======

      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                                Initial Rate Cap*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
        Initial Cap (%)                Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000 .........................     $ 80,815,045       170      12.58%     $  475,383      5.410%     359.22       695    74.76%
2.000 .........................       18,112,077        31       2.82         584,261      4.874      355.43       703    75.38
3.000 .........................      467,560,983     1,209      72.78         386,734      5.659      359.30       692    73.39
4.000 .........................          122,400         1       0.02         122,400      5.375      358.00       727    80.00
5.000 .........................       14,202,097        39       2.21         364,156      5.387      358.89       701    77.13
6.000 .........................       61,598,436       145       9.59         424,817      5.732      359.37       712    72.77
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $642,411,038     1,595     100.00%     $  402,766      5.607%     359.18       695    73.65%
                                    ============     =====     ======

      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                               Periodic Rate Cap*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
      Subsequent Cap (%)               Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000 .........................     $545,177,438     1,376      84.86%     $  396,205      5.597%     359.30       694    73.46%
1.500 .........................        1,636,932         4       0.25         409,233      6.830      359.37       611    80.08
2.000 .........................       95,460,288       214      14.86         446,076      5.638      358.49       701    74.59
3.000 .........................          136,380         1       0.02         136,380      6.625      359.00       816    79.97
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $642,411,038     1,595     100.00%     $  402,766      5.607%     359.18       695    73.65%
                                    ============     =====     ======

      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                          Original Loan-to-Value Ratios

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
Range of Loan-to-Value Ratios (%)      Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 20.00 ..................     $    817,000         2       0.12%     $  408,500      4.805%     360.00       745    12.48%
20.01 - 25.00 .................        1,055,687         5       0.16         211,137      4.669      359.34       748    23.03
25.01 - 30.00 .................        1,315,600         6       0.20         219,267      4.765      359.50       739    27.67
30.01 - 35.00 .................        1,887,960         9       0.29         209,773      4.995      352.36       747    32.25
35.01 - 40.00 .................        2,074,649         8       0.31         259,331      5.008      357.89       720    38.10
40.01 - 45.00 .................        2,583,489         9       0.39         287,054      5.218      355.46       700    42.79
45.01 - 50.00 .................        8,781,300        17       1.33         516,547      4.917      359.54       712    48.96
50.01 - 55.00 .................        5,305,130        19       0.80         279,217      5.116      356.59       723    53.09
55.01 - 60.00 .................       25,919,915        49       3.93         528,978      5.225      357.67       704    58.31
60.01 - 65.00 .................       33,779,147        77       5.12         438,690      5.107      358.68       710    63.34
65.01 - 70.00 .................      231,539,960       605      35.09         382,711      5.284      359.39       701    69.60
70.01 - 75.00 .................       36,701,999        84       5.56         436,929      5.898      356.61       686    73.98
75.01 - 80.00 .................      241,719,594       602      36.63         401,528      5.879      358.15       691    79.76
80.01 - 85.00 .................        9,717,081        30       1.47         323,903      6.504      352.74       647    84.20
85.01 - 90.00 .................       34,073,936       176       5.16         193,602      7.798      333.38       667    89.65
90.01 - 95.00 .................       21,432,877        71       3.25         301,872      6.924      353.26       667    94.58
95.01 - 100.00 ................        1,140,433         8       0.17         142,554      6.656      352.07       710    99.48
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

      The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 5.06% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 73.97%.

                                 Occupancy Types

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
            Occupancy                  Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied ................     $541,428,848     1,399      82.05%     $  387,011      5.785%     356.54       689    74.78%
Investment ....................       94,642,776       312      14.34         303,342      5.377      359.00       717    69.95
Second Home ...................       23,774,132        66       3.60         360,214      5.532      358.42       721    71.54
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
        Document Type                  Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
Progressive Series Program
(Limited (Stated)
Documentation) ................     $401,848,360       963      60.90%     $  417,288      5.610%     359.11       694    73.88%
Progressive Series Program
(Full Documentation) ..........      145,596,145       413      22.07         352,533      5.362      358.68       693    72.69
Progressive Express Program
(Non Verified Assets) .........       49,774,604       205       7.54         242,803      6.993      339.20       680    77.85
Progressive Express Program
(Verified Assets) .............       29,308,517        96       4.44         305,297      6.102      350.66       708    75.78
Progressive Express No Doc
Program (No Documentation) ....       22,886,158        72       3.47         317,863      6.196      356.70       713    70.38
Progressive Series Program
(Alternative Documentation)  ..        4,279,862         9       0.65         475,540      6.131      358.86       650    81.48
Progressive Express Program
No Doc Program (Verified
Assets) .......................        2,574,940         5       0.39         514,988      6.606      359.63       705    77.82
Progressive Series Program
(No Ratio) ....................        2,028,250         4       0.31         507,063      5.804      360.00       718    71.75
Progressive Express Program
(Express Priority Refinance) ..        1,030,297         8       0.16         128,787     10.329      298.98       687    90.04
Progressive Series Program
(Full Income/Stated Assets
Documentation) ................          518,624         2       0.08         259,312      6.529      359.00       703    80.53
                                    ------------     -----     ------      ----------     ------      ------       ---   ------

 Total ........................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
   Credit Grade Category               Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
A+(1) .........................     $355,052,784       917      53.81%     $  387,190      5.349%     359.22       727    71.83%
A(1) ..........................      231,136,424       541      35.03         427,239      5.824      358.60       655    75.34
A-(1) .........................       24,985,072        58       3.79         430,777      6.252      357.55       612    79.04
B(1) ..........................          404,318         1       0.06         404,318      6.875      358.00       572    66.40
Progressive Express(TM) I(2) ..       22,291,778       112       3.38         199,034      7.311      340.29       729    80.90
Progressive Express(TM) II(2) .       21,782,305       126       3.30         172,875      7.790      325.09       649    80.41
Progressive Express(TM)III(2) .        1,997,406        12       0.30         166,451      8.562      314.51       615    80.46
Progressive Express(TM) IV(2) .        1,321,801         8       0.20         165,225      9.199      321.32       593    85.73
Progressive Express(TM) V(2) ..          873,868         2       0.13         436,934      7.634      359.46       567    65.27
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

--------------

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A and A- and B correspond to Progressive Series I+, I and II, III and III+ and IV, respectively.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

      See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
           Property Type               Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence .......     $422,603,068     1,121      64.05%     $  376,988      5.779%     356.41       690    74.33%
De minimis PUD ................       82,207,663       205      12.46         401,013      5.544      359.47       697    72.28
Planned Unit Development ......       56,931,553       159       8.63         358,060      5.722      357.29       689    76.25
Condominium ...................       48,378,408       158       7.33         306,192      5.616      356.58       708    75.63
Two Family ....................       17,456,751        44       2.65         396,744      5.505      358.85       699    70.18
Four Family ...................       12,609,192        27       1.91         467,007      5.472      358.80       730    66.70
Hi Rise/Condominium ...........       11,458,560        35       1.74         327,387      5.942      354.16       724    71.65
Three Family ..................        6,913,330        20       1.05         345,667      5.357      358.18       722    68.46
Townhouse .....................          833,800         6       0.13         138,967      5.019      359.06       718    65.17
Site Condo ....................          372,000         1       0.06         372,000      6.125      360.00       651    80.00
Condotel ......................           81,430         1       0.01          81,430      8.250      294.00       775    79.63
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
 Total ........................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

                 Geographic Distribution of Mortgaged Properties

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
               State                   Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama .......................     $  2,482,150         6       0.38%     $  413,692      5.407%     359.00       716    73.80%
Arkansas ......................          289,944         2       0.04         144,972      5.734      357.13       696    69.99
Arizona .......................       17,005,912        75       2.58         226,745      5.631      357.58       697    74.29
California ....................      456,590,627       995      69.20         458,885      5.567      358.88       695    73.55
Colorado ......................        7,737,073        27       1.17         286,558      5.895      358.35       686    72.19
Connecticut ...................        3,661,905        10       0.55         366,191      5.115      355.24       718    60.12
District of Columbia ..........          930,650         2       0.14         465,325      6.593      359.46       689    83.40
Delaware ......................          227,618         2       0.03         113,809     10.237      247.65       658    90.00
Florida .......................       61,568,333       282       9.33         218,327      6.199      351.04       699    76.14
Georgia .......................        4,340,466        26       0.66         166,941      6.186      345.07       691    79.16
Hawaii ........................        7,336,812        15       1.11         489,121      5.939      356.64       695    70.84
Idaho .........................          377,900         2       0.06         188,950      5.574      360.00       752    70.00
Illinois ......................        7,842,055        22       1.19         356,457      6.488      358.09       677    77.80
Indiana .......................          422,089         5       0.06          84,418      7.030      342.37       732    76.56
Massachusetts .................        3,784,187         7       0.57         540,598      4.920      355.25       709    74.16
Maryland ......................        9,329,292        28       1.41         333,189      5.913      357.01       674    74.85
Michigan ......................          480,308         2       0.07         240,154      5.875      359.16       723    76.91
Minnesota .....................        2,039,881         8       0.31         254,985      5.332      358.88       691    69.71
Missouri ......................          765,856         2       0.12         382,928      6.947      359.69       662    77.75
North Carolina ................        2,386,822        12       0.36         198,902      6.481      349.47       672    77.28
Nebraska ......................           55,942         1       0.01          55,942      9.500      271.00       747    58.00
New Hampshire .................          289,763         2       0.04         144,882      6.880      297.68       688    75.03
New Jersey ....................        3,830,577        13       0.58         294,660      6.410      334.64       676    73.56
New Mexico ....................          510,000         1       0.08         510,000      6.750      358.00       765    73.49
Nevada ........................       12,491,449        37       1.89         337,607      5.942      358.21       686    75.67
New York ......................       12,353,366        24       1.87         514,724      5.912      356.43       703    74.18
Ohio ..........................        2,377,817         9       0.36         264,202      6.733      348.44       668    79.54
Oklahoma ......................          163,228         2       0.02          81,614      9.979      297.46       666    58.72
Oregon ........................        2,985,144        10       0.45         298,514      6.039      355.02       708    71.46
Pennsylvania ..................        2,122,671        13       0.32         163,282      6.371      331.55       675    74.06
South Carolina ................        1,955,177         6       0.30         325,863      5.420      356.27       700    66.11
Tennessee .....................        1,047,474         4       0.16         261,868      7.394      350.39       661    91.22
Texas .........................        5,772,811        48       0.87         120,267      8.236      318.89       682    84.60
Utah ..........................        2,602,060         9       0.39         289,118      5.568      347.81       697    74.78
Virginia ......................       13,534,263        37       2.05         365,791      5.855      355.81       677    74.55
Washington ....................        7,344,813        29       1.11         253,269      5.358      359.14       688    69.84
Wisconsin .....................          809,319         2       0.12         404,660      6.317      359.09       645    67.97
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

      No more than approximately 0.78% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                              Debt-to-Income Ratio

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
    Range of Debt-to-Income            Current       No. of                  Average      Gross        Term     Credit   Original
           Ratios (%)                  Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00 ..................     $    567,300         3       0.09%     $  189,100      5.290%     359.87       798    68.69%
10.01 - 15.00 .................        3,604,293        16       0.55         225,268      5.485      353.54       721    72.83
15.01 - 20.00 .................       17,446,630        51       2.64         342,091      5.248      359.14       704    68.93
20.01 - 25.00 .................       17,982,809        54       2.73         333,015      5.324      359.22       711    69.57
25.01 - 30.00 .................       41,577,874       106       6.30         392,244      5.501      358.29       704    72.78
30.01 - 35.00 .................       59,964,492       146       9.09         410,716      5.603      359.38       691    73.77
35.01 - 40.00 .................       99,703,795       242      15.11         411,999      5.650      358.82       693    75.16
40.01 - 45.00 .................      125,817,629       304      19.07         413,874      5.686      359.10       684    76.14
45.01 - 50.00 .................       99,188,607       253      15.03         392,050      5.653      359.28       689    74.80
50.01 - 55.00 .................       17,390,743        38       2.64         457,651      5.147      359.61       707    67.01
Greater than 55.00 ............        1,110,300         3       0.17         370,100      5.120      359.67       754    75.87
Not Required ..................      175,491,285       561      26.60         312,819      6.059      351.27       698    73.28
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

      As of the Cut-off Date, the weighted average debt-to-income ratio of the Group 1 Loans was approximately 38.69% per annum.

                               Prepayment Penalty

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
       Number of Months                Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
0 .............................     $168,852,868       379      25.59%     $  445,522      5.627%     358.27       699    75.02%
6 .............................        8,721,044        16       1.32         545,065      5.677      359.31       686    70.87
7 .............................        2,359,034         5       0.36         471,807      5.259      358.44       710    73.51
12 ............................       94,232,713       209      14.28         450,874      5.463      359.06       699    71.55
24 ............................      183,105,307       401      27.75         456,622      5.766      359.15       679    76.34
36 ............................       76,514,886       227      11.60         337,070      5.637      359.23       701    72.75
42 ............................          173,600         1       0.03         173,600      6.375      359.00       658    80.00
48 ............................          340,000         1       0.05         340,000      5.000      359.00       736    53.13
60 ............................      125,546,305       538      19.03         233,357      6.021      348.88       702    71.91
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

                     Months Remaining to Scheduled Maturity

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                          Average     Remg.     Average  Average
                                       Current       No. of                  Average       Gross       Term     Credit   Original
       Range of Months                 Balance       Loans    % of Total     Balance        WAC      (Months)    Score      LTV
----------------------------------------------------------------------------------------------------------------------------------
0-120 .........................     $  1,412,431        21       0.21%     $   67,259      9.969%     112.29       648    82.53%
121-180 .......................          351,959         5       0.05          70,392      9.620      136.25       700    82.42
181-240 .......................          376,204         5       0.06          75,241      9.834      198.41       668    88.09
241-300 .......................       12,144,009       128       1.84          94,875      9.724      293.97       669    85.21
301-360 .......................      645,561,153     1,618      97.84         398,987      5.628      358.90       695    73.72
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1 Loans was approximately 357 months.

                                  Credit Scores

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                          Average     Remg.     Average  Average
                                       Current       No. of                  Average       Gross       Term     Credit   Original
   Range of Credit Scores              Balance       Loans    % of Total     Balance        WAC      (Months)    Score      LTV
----------------------------------------------------------------------------------------------------------------------------------
Not Required ..................     $  1,569,033         4       0.24%     $  392,258      6.432%     353.81       N/A    69.83%
801 - 820 .....................        5,845,651        15       0.89         389,710      5.408      359.56       806    68.80
781 - 800 .....................       23,627,774        62       3.58         381,093      5.167      358.01       789    66.32
761 - 780 .....................       43,317,932       125       6.56         346,543      5.260      358.44       770    71.45
741 - 760 .....................       48,558,967       139       7.36         349,345      5.288      358.94       749    71.55
721 - 740 .....................       74,209,367       207      11.25         358,499      5.487      357.79       729    72.37
701 - 720 .....................       85,793,578       241      13.00         355,990      5.504      358.00       711    72.66
681 - 700 .....................       96,964,408       251      14.70         386,312      5.700      356.89       691    74.52
661 - 680 .....................      100,820,121       260      15.28         387,770      5.781      357.26       669    75.95
641 - 660 .....................       95,674,978       246      14.50         388,923      6.002      355.82       651    75.34
621 - 640 .....................       51,116,700       142       7.75         359,977      6.332      353.85       631    76.82
601 - 620 .....................       27,816,024        68       4.22         409,059      6.401      354.95       612    78.21
581 - 600 .....................        2,682,211        12       0.41         223,518      7.597      341.77       590    83.36
561 - 580 .....................        1,358,567         3       0.21         452,856      6.709      359.00       573    77.48
541 - 560 .....................          469,668         1       0.07         469,668      7.750      359.00       559    65.74
521 - 540 .....................           20,775         1       0.00          20,775     12.750      117.00       524    54.35
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

      As of the Cut-off Date, the weighted average credit score of the Group 1 Loans for which credit scores are available was approximately 694.

                            Range of Months to Roll*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                          Average     Remg.     Average  Average
                                       Current       No. of                  Average       Gross       Term     Credit   Original
       Range of Months                 Balance       Loans    % of Total     Balance        WAC      (Months)    Score      LTV
----------------------------------------------------------------------------------------------------------------------------------
1 - 6 .........................     $ 76,121,287       158      11.85%     $  481,780      5.422%     359.15       695    74.89%
7 - 12 ........................       12,768,540        28       1.99         456,019      5.406      359.34       679    76.49
19 - 24 .......................      224,936,773       481      35.01         467,644      5.944      359.11       674    77.77
25 - 31 .......................        8,941,659        11       1.39         812,878      3.971      351.59       736    71.37
32 - 37 .......................       71,237,919       144      11.09         494,708      5.580      359.37       702    72.92
50 - 55 .......................          165,600         1       0.03         165,600      6.000      355.00       730    80.00
56 - 61 .......................      222,882,810       718      34.69         310,422      5.468      359.48       710    70.50
80 - 85 .......................       21,413,950        49       3.33         437,019      4.970      359.47       725    62.49
Greater than 85 ...............        3,942,500         5       0.61         788,500      6.062      359.00       713    61.29
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $642,411,038     1,595     100.00%     $  402,766      5.607%     359.18       695    73.65%
                                    ============     =====     ======

      As of the Cut-off Date, the weighted average months to roll of the Group 1 Loans was approximately 37 months.

      *     Excludes the fixed rate mortgage loans in Loan Group 1.

                                  Loan Purposes

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                          Average     Remg.     Average  Average
                                       Current       No. of                  Average       Gross       Term     Credit   Original
          Loan Purpose                 Balance       Loans    % of Total     Balance        WAC      (Months)    Score      LTV
----------------------------------------------------------------------------------------------------------------------------------
Purchase ......................     $318,793,987       933      48.31%     $  341,687      5.823%     355.67       706    76.07%
Refinance - Cash Out ..........      237,785,271       594      36.04         400,312      5.552      358.41       685    69.76
Refinance - Rate/Term .........      103,266,498       250      15.65         413,066      5.773      357.64       679    77.15
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $659,845,756     1,777     100.00%     $  371,326      5.718%     356.96       694    73.97%
                                    ============     =====     ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 2

      The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $590,157,195, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 97.79% of the Group 2 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 2.21% of the Group 2 Loans have fixed rates and are secured by first liens on the related mortgaged property.

      The average principal balance of the Group 2 Loans at origination was approximately $225,005. No Group 2 Loan had a principal balance at origination of greater than approximately $689,500 or less than approximately $31,500. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $224,565. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $689,500 or less than approximately $30,540.

      As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 3.375% per annum to approximately 11.875% per annum and the weighted average mortgage rate was approximately 5.766% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 357 months as of the Cut-off Date. None of the Group 2 Loans have a first Due Date prior to December 1, 1998, or after April 1, 2005, or have a remaining term to maturity of less than 53 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is March 1, 2035.

      Approximately 1.04%, 0.71%, 68.26%,, 0.02% and 7.51% of the Group 2 Loans have initial interest only periods of two, three, five, seven and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 2 Loans was approximately 74.23%. No loan-to-value ratio at origination of any Group 2 Loan was greater than approximately 100.00% or less than approximately 18.01%.

      Approximately 0.04% of the Group 2 Loans are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to maturity of approximately 114 months.

      None of the Group 2 Loans are buydown mortgage loans.

      None of the Group 2 Loans are be subject to the Home Ownership Act or any comparable state law.

      Substantially all of the Group 2 Loans did not reach their first adjustment date as of the Closing Date.

      Approximately 71.32% of the Group 2 Loans provide for prepayment charges.

      Approximately 3.22% and 7.23% of the Group 2 Loans are covered by a Primary Insurance Policy and the PMI Insurer Policy, respectively. For the Group 2 Loans, the weighted average of the PMI Insurer Fee Rates for the mortgage loans covered by the PMI Insurer Policy is approximately 1.345% per annum.

      With respect to substantially all of the Group 2 Loans, the Minimum Mortgage Rate is equal to the Gross Margin.

      Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                            Mortgage Loan Programs(1)

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                          Average     Remg.     Average  Average
                                       Current       No. of                  Average       Gross       Term     Credit   Original
     Mortgage Loan Programs            Balance       Loans    % of Total     Balance        WAC      (Months)    Score      LTV
----------------------------------------------------------------------------------------------------------------------------------
15YrFixed .....................     $    593,722         9       0.10%     $   65,969      9.291%     109.97       679    82.28%
20YrFixed .....................           73,957         1       0.01          73,957      9.750      167.00       718    95.00
30/15FixedBalloon .............          208,097         4       0.04          52,024      9.785      114.01       626    76.77
30YrFixed .....................       12,170,890       120       2.06         101,424      9.782      289.95       681    85.89
30YLIB1M ......................        2,909,564        12       0.49         242,464      4.978      359.05       700    71.24
30YLIB1M-IO ...................        3,566,350        13       0.60         274,335      4.655      358.04       704    70.61
30YLIB3M ......................          320,000         1       0.05         320,000      6.750      360.00       701    71.12
30YLIB6M ......................        8,412,579        40       1.43         210,314      5.653      358.94       686    76.50
30YLIB6M-IO ...................       42,617,138       188       7.22         226,687      5.039      358.79       708    72.97
30YLIB12M .....................        1,338,373         6       0.23         223,062      6.082      358.94       666    79.80
30YLIB12M-IO ..................       20,888,494        92       3.54         227,049      4.900      358.61       697    76.26
2/28LIB6M .....................       68,836,422       347      11.66         198,376      6.475      358.57       675    77.46
2/28LIB6M-IO ..................      231,445,774     1,000      39.22         231,446      5.823      359.17       691    76.29
3/27LIB6M .....................       16,881,676        87       2.86         194,042      5.916      358.79       690    74.01
3/27LIB6M-IO ..................       74,218,773       315      12.58         235,615      5.365      359.26       714    70.32
3/1LIB12M .....................          202,938         1       0.03         202,938      4.625      360.00       791    80.00
3/1LIB12M-IO ..................          487,900         3       0.08         162,633      4.139      355.51       753    66.18
5/25LIB6M .....................       17,969,957        69       3.04         260,434      5.594      359.02       700    69.85
5/25LIB6M-IO ..................       79,872,872       294      13.53         271,676      5.466      359.35       711    69.53
5/1LIB12M .....................          209,433         1       0.04         209,433      4.375      359.00       788    57.85
5/1LIB12M-IO ..................          443,450         2       0.08         221,725      4.875      358.00       685    74.74
7/23LIB6M .....................        2,391,035         9       0.41         265,671      5.204      359.38       726    62.94
7/23LIB6M-IO ..................        4,097,800        14       0.69         292,700      5.421      359.02       747    59.96
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

--------------

(1) A mortgage loan with a loan program including the term "30YLIB1M" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB3M" has a term of 30 years and the mortgage rate adjusts quarterly based on the value of Three-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB12M" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "2/28LIB6M" has a term of 30 years, the first two of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27LIB6M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/1LIB12M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/25LIB6M" has a term of 30 years, the first five of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/1LIB12M" has a term of 30 years, the first five of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/23LIB6M" has a term of 30 years, the first seven of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "15YrFixed" has a term of 15 years with a fixed rate of interest. A mortgage loan with a loan program including the term "20YrFixed" has a term of 20 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30YrFixed" has a term of 30 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30/15FixedBalloon" has a term of 30 years with a fixed rate of interest and allows for a balloon payment. Any mortgage loan with a loan program including the term "IO" has an interest only period.

                      Principal Balances as of Origination

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
       Range of Mortgage                                                                  Average     Remg.     Average  Average
 Loan Principal Balances as of         Current       No. of                  Average       Gross      Term       Credit  Original
          Origination                  Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
      0.01  -   50,000.00 .....     $    581,853        15       0.10%     $   38,790      9.961%     244.55       679    80.54%
 50,000.01  -  100,000.00 .....       14,783,272       186       2.50          79,480      7.018      336.12       695    76.47
100,000.01  -  150,000.00 .....       54,414,503       435       9.22         125,091      6.254      352.13       689    76.47
150,000.01  -  200,000.00 .....       84,701,990       479      14.35         176,831      5.757      357.49       696    74.37
200,000.01  -  250,000.00 .....      113,028,403       503      19.15         224,709      5.737      358.34       695    74.04
250,000.01  -  300,000.00 .....      118,575,508       429      20.09         276,400      5.699      358.80       696    73.45
300,000.01  -  350,000.00 .....      141,256,665       433      23.94         326,228      5.646      358.80       701    74.69
350,000.01  -  400,000.00 .....       27,110,379        75       4.59         361,472      5.696      359.24       691    75.63
400,000.01  -  450,000.00 .....        9,755,702        23       1.65         424,161      5.182      359.40       730    69.53
450,000.01  -  500,000.00 .....       11,702,137        25       1.98         468,085      5.286      359.08       697    70.61
500,000.01  -  550,000.00 .....        4,740,133         9       0.80         526,681      5.529      358.34       689    73.03
550,000.01  -  600,000.00 .....        5,715,050        10       0.97         571,505      5.163      359.28       722    64.93
600,000.01  -  650,000.00 .....        3,102,100         5       0.53         620,420      5.588      359.80       714    71.78
650,000.01  -  700,000.00 .....          689,500         1       0.12         689,500      5.125      360.00       726    70.00
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

      As of origination, the average principal balance of the Group 2 Loans was approximately $225,005.

                    Principal Balances as of the Cut-off Date

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
       Range of Mortgage                                                                  Average     Remg.     Average  Average
 Loan Principal Balances as of         Current       No. of                  Average      Gross        Term     Credit   Original
          Cut-off Date                 Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
      0.01  -   50,000.00 .....     $    764,988        19       0.13%     $   40,263      9.844%     229.66       690    81.31%
 50,000.01  -  100,000.00 .....       15,707,231       194       2.66          80,965      7.122      331.77       695    76.96
100,000.01  -  150,000.00 .....       53,725,298       426       9.10         126,116      6.215      353.57       688    76.35
150,000.01  -  200,000.00 .....       85,071,144       480      14.41         177,232      5.765      357.50       696    74.27
200,000.01  -  250,000.00 .....      112,683,698       501      19.09         224,918      5.726      358.53       695    74.05
250,000.01  -  300,000.00 .....      118,632,640       429      20.10         276,533      5.701      358.76       696    73.39
300,000.01  -  350,000.00 .....      141,107,174       432      23.91         326,637      5.642      358.95       701    74.77
350,000.01  -  400,000.00 .....       26,760,399        74       4.53         361,627      5.690      359.24       691    75.57
400,000.01  -  450,000.00 .....        9,755,702        23       1.65         424,161      5.182      359.40       730    69.53
450,000.01  -  500,000.00 .....       11,702,137        25       1.98         468,085      5.286      359.08       697    70.61
500,000.01  -  550,000.00 .....        4,740,133         9       0.80         526,681      5.529      358.34       689    73.03
550,000.01  -  600,000.00 .....        5,715,050        10       0.97         571,505      5.163      359.28       722    64.93
600,000.01  -  650,000.00 .....        3,102,100         5       0.53         620,420      5.588      359.80       714    71.78
650,000.01  -  700,000.00 .....          689,500         1       0.12         689,500      5.125      360.00       726    70.00
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
 Total ........................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

      As of the Cut-off Date, the average current principal balance of the Group 2 Loans was approximately $224,565.

                                 Mortgage Rates

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
            Range of                   Current       No. of                  Average      Gross        Term     Credit   Original
       Mortgage Rates (%)              Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
 3.000  -   3.499 .............     $    984,984         5       0.17%     $  196,997      3.387%     355.65       722    70.84%
 3.500  -   3.999 .............        3,662,646        17       0.62         215,450      3.770      358.21       720    75.09
 4.000  -   4.499 .............       25,975,343       110       4.40         236,139      4.253      358.60       722    68.37
 4.500  -   4.999 .............      112,387,395       471      19.04         238,614      4.741      358.89       719    69.07
 5.000  -   5.499 .............      101,388,047       411      17.18         246,686      5.213      359.43       712    69.41
 5.500  -   5.999 .............      151,877,919       654      25.74         232,229      5.714      359.11       693    73.67
 6.000  -   6.499 .............       84,753,037       367      14.36         230,935      6.202      358.99       679    78.57
 6.500  -   6.999 .............       51,315,645       230       8.70         223,111      6.701      359.12       678    80.65
 7.000  -   7.499 .............       17,661,467        89       2.99         198,443      7.211      358.88       678    83.79
 7.500  -   7.999 .............       14,870,935        75       2.52         198,279      7.735      358.91       661    84.47
 8.000  -   8.499 .............        4,440,927        25       0.75         177,637      8.199      353.79       653    83.83
 8.500  -   8.999 .............        5,037,681        34       0.85         148,167      8.704      332.54       662    82.96
 9.000  -   9.499 .............        4,814,083        31       0.82         155,293      9.148      330.58       652    85.63
 9.500  -   9.999 .............        6,534,038        62       1.11         105,388      9.689      291.47       680    86.67
10.000  -  10.499 .............        2,902,941        29       0.49         100,101     10.183      292.78       669    89.45
10.500  -  10.999 .............        1,027,480        11       0.17          93,407     10.600      295.06       662    89.37
11.000  -  11.499 .............          133,318         2       0.02          66,659     11.193      294.05       640    87.28
11.500  -  11.999 .............          389,310         5       0.07          77,862     11.675      225.56       632    84.75
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
 Total ........................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

      As of the Cut-off Date, the weighted average mortgage rate of the Group 2 Loans was approximately 5.766% per annum.

                              Next Adjustment Date*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
        Next Adjustment Date           Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
February 1, 2005 ..............     $  4,356,062        16       0.75%     $  272,254      4.329%     356.60       691    69.76%
March 1, 2005 .................        2,692,158        11       0.47         244,742      5.376      358.37       701    76.82
April 1, 2005 .................        2,729,900        13       0.47         209,992      4.791      358.32       709    75.51
May 1, 2005 ...................       10,493,359        46       1.82         228,116      4.860      357.87       708    75.33
June 1, 2005 ..................       14,294,755        64       2.48         223,356      5.236      358.87       702    74.69
July 1, 2005 ..................       15,340,713        69       2.66         222,329      5.357      359.47       701    71.48
August 1, 2005 ................        8,956,205        41       1.55         218,444      5.053      359.38       711    72.13
September 1, 2005 .............           68,400         1       0.01          68,400      9.250      360.00       647    90.00
October 1, 2005 ...............          236,800         1       0.04         236,800      4.075      357.00       667    79.47
November 1, 2005 ..............        7,843,871        33       1.36         237,693      4.572      358.00       693    79.16
December 1, 2005 ..............        4,652,007        21       0.81         221,524      5.143      358.01       700    79.58
January 1, 2006 ...............        4,041,455        19       0.70         212,708      5.628      359.76       699    73.41
February 1, 2006 ..............        4,481,300        18       0.78         248,961      5.174      360.00       692    70.83
April 1, 2006 .................          119,524         1       0.02         119,524      5.500      351.00       632    75.00
May 1, 2006 ...................          146,986         1       0.03         146,986      7.500      351.00       514    80.00
July 1, 2006 ..................        1,071,674         6       0.19         178,612      5.515      353.90       688    78.20
August 1, 2006 ................        1,125,739         7       0.20         160,820      6.089      355.00       654    83.14
September 1, 2006 .............        2,750,167        12       0.48         229,181      6.755      355.56       636    79.41
October 1, 2006 ...............       12,180,150        57       2.11         213,687      5.496      356.96       696    76.50
November 1, 2006 ..............       27,436,688       126       4.75         217,751      5.680      357.90       682    76.53
December 1, 2006 ..............      110,463,942       494      19.14         223,611      6.257      358.83       675    80.27
January 1, 2007 ...............      103,795,946       455      17.99         228,123      5.839      359.63       699    73.70
February 1, 2007 ..............       40,975,895       186       7.10         220,301      5.827      360.00       698    73.31
March 1, 2007 .................           81,000         1       0.01          81,000      8.125      360.00       622    90.00
May 1, 2007 ...................          200,000         1       0.03         200,000      3.375      351.00       777    51.38
August 1, 2007 ................          383,099         2       0.07         191,550      5.875      355.00       752    80.00
September 1, 2007 .............          336,512         2       0.06         168,256      4.919      356.00       721    79.99
October 1, 2007 ...............        3,438,767        16       0.60         214,923      5.446      357.00       712    76.47
November 1, 2007 ..............       11,913,740        63       2.06         189,107      5.052      357.93       710    72.59
December 1, 2007 ..............       22,044,691        90       3.82         244,941      5.372      358.82       710    70.31
January 1, 2008 ...............       38,243,274       164       6.63         233,191      5.534      359.70       713    69.84
February 1, 2008 ..............       15,231,205        68       2.64         223,988      5.743      360.00       700    72.27
May 1, 2009 ...................          525,000         1       0.09         525,000      5.875      352.00       684    67.30
August 1, 2009 ................          286,553         1       0.05         286,553      6.375      355.00       655    79.97
September 1, 2009 .............          771,315         3       0.13         257,105      5.939      356.00       709    75.38
October 1, 2009 ...............        1,738,564         8       0.30         217,320      6.079      357.00       707    79.11
November 1, 2009 ..............       11,993,648        46       2.08         260,731      5.354      358.00       713    72.73
December 1, 2009 ..............       33,200,996       128       5.75         259,383      5.512      359.02       710    70.42
January 1, 2010 ...............       41,250,788       150       7.15         275,005      5.471      360.00       709    67.75
February 1, 2010 ..............        8,728,850        29       1.51         300,995      5.404      360.00       705    68.22
November 1, 2011 ..............        1,619,128         5       0.28         323,826      5.334      358.00       734    53.91
December 1, 2011 ..............        2,266,717         9       0.39         251,857      5.215      359.00       750    62.18
January 1, 2012 ...............        1,834,990         6       0.32         305,832      5.509      360.00       742    62.48
February 1, 2012 ..............          768,000         3       0.13         256,000      5.324      360.00       719    69.38
                                    ============     =====     ======      ----------     ------      ------       ---   ------
   Total ......................     $577,110,529     2,494     100.00%     $  231,400      5.676%     359.06       697    73.98%
                                    ============     =====     ======

      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 2 Loans was approximately 29 months.

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                                  Gross Margin*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
  Range of Gross Margins (%)           Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
1.750  -  1.999 ...............     $    671,810         3       0.12%     $  223,937      3.991%     356.81       755    82.01%
2.000  -  2.249 ...............          776,250         3       0.13         258,750      3.565      358.00       696    77.90
2.250  -  2.499 ...............       49,251,548       198       8.53         248,745      5.269      358.87       712    70.55
2.500  -  2.749 ...............        4,223,781        17       0.73         248,458      5.647      357.39       709    77.02
2.750  -  2.999 ...............       25,459,754       114       4.41         223,331      5.432      358.56       711    77.19
3.000  -  3.249 ...............       35,547,890       160       6.16         222,174      4.984      358.37       711    74.68
3.250  -  3.499 ...............      107,684,773       447      18.66         240,906      5.240      359.30       748    69.54
3.500  -  3.749 ...............       57,466,701       252       9.96         228,042      5.430      359.21       703    72.43
3.750  -  3.999 ...............      168,741,799       733      29.24         230,207      5.683      359.33       679    71.76
4.000  -  4.249 ...............        4,535,751        23       0.79         197,207      6.154      358.41       697    77.78
4.250  -  4.499 ...............        9,379,384        43       1.63         218,125      6.353      359.20       665    75.11
4.500  -  4.749 ...............        3,811,011        20       0.66         190,551      6.800      358.80       670    76.95
4.750  -  4.999 ...............        1,556,190         5       0.27         311,238      6.660      358.34       682    82.74
5.000  -  5.249 ...............       16,192,862        68       2.81         238,130      6.521      358.45       680    78.28
5.250  -  5.499 ...............        3,905,664        19       0.68         205,561      6.938      359.02       681    82.38
5.500  -  5.749 ...............        4,703,481        23       0.82         204,499      6.690      358.69       660    84.89
5.750  -  5.999 ...............       40,702,913       170       7.05         239,429      6.279      358.94       669    81.40
6.000  -  6.249 ...............       23,833,512       109       4.13         218,656      6.715      358.94       645    84.76
6.250  -  6.499 ...............       10,066,714        48       1.74         209,723      6.803      358.88       635    85.95
6.500  -  6.749 ...............        2,748,550        13       0.48         211,427      7.397      359.32       656    89.59
6.750  -  6.999 ...............        3,701,431        15       0.64         246,762      6.727      358.73       640    78.99
7.000  -  7.249 ...............          667,520         3       0.12         222,507      8.706      359.10       637    88.70
7.250  -  7.499 ...............          184,000         1       0.03         184,000      7.625      360.00       703    80.00
7.500  -  7.749 ...............          601,295         3       0.10         200,432      8.120      358.94       644    84.83
8.500  -  8.749 ...............          159,290         1       0.03         159,290      8.875      360.00       702    95.00
8.750  -  8.999 ...............          370,500         2       0.06         185,250      9.405      360.00       700    95.00
9.000  -  9.249 ...............          166,155         1       0.03         166,155      9.250      360.00       661    95.00
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
 Total ........................     $577,110,529     2,494     100.00%     $  231,400      5.676%     359.06       697    73.98%
                                    ============     =====     ======

      As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans was approximately 3.840% per annum.

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                             Maximum Mortgage Rate*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
  Range of Maximum Mortgage            Current       No. of                  Average      Gross        Term     Credit   Original
          Rate (%)                     Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
 9.000 -   9.499 ..............     $  1,456,917         7       0.25%     $  208,131      3.707%     355.84       739    68.82%
 9.500 -   9.999 ..............       13,018,228        56       2.26         232,468      4.644      358.31       712    74.57
10.000 -  10.499 ..............       27,250,229       123       4.72         221,547      4.355      358.61       722    69.49
10.500 -  10.999 ..............      108,028,832       453      18.72         238,474      4.770      358.91       718    68.91
11.000 -  11.499 ..............      100,896,249       404      17.48         249,743      5.227      359.41       713    69.10
11.500 -  11.999 ..............      139,682,732       603      24.20         231,646      5.705      359.16       695    73.12
12.000 -  12.499 ..............       80,725,356       352      13.99         229,333      6.187      359.04       680    78.59
12.500 -  12.999 ..............       56,308,619       252       9.76         223,447      6.598      359.06       675    80.90
13.000 -  13.499 ..............       21,056,901        99       3.65         212,696      7.017      358.89       676    83.50
13.500 -  13.999 ..............       15,054,089        75       2.61         200,721      7.724      359.07       670    85.86
14.000 -  14.499 ..............        4,302,060        22       0.75         195,548      7.977      358.99       664    86.98
14.500 -  14.999 ..............        4,042,310        20       0.70         202,116      8.491      358.50       631    84.07
15.000 -  15.499 ..............        3,347,595        17       0.58         196,917      8.820      359.12       623    81.77
15.500 -  15.999 ..............        1,295,986         8       0.22         161,998      9.428      359.35       621    81.74
16.000 -  16.499 ..............          644,424         3       0.11         214,808      9.463      359.00       593    82.52
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
  Total .......................     $577,110,529     2,494     100.00%     $  231,400      5.676%     359.06       697    73.98%
                                    ============     =====     ======

      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans was approximately 11.671% per annum.

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                           Initial Fixed-Rate Period*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
   Initial Fixed Period                Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
Three Months ..................     $  6,795,914        26       1.18%     $  261,381      4.892%     358.57       702    70.90%
Six Months ....................       51,029,717       228       8.84         223,815      5.141      358.81       704    73.55
One Year ......................       22,226,867        98       3.85         226,805      4.971      358.63       695    76.47
Two Years .....................      300,282,196     1,347      52.03         222,927      5.973      359.03       688    76.56
Three Years ...................       91,791,288       406      15.91         226,087      5.458      359.16       710    71.00
Five Years ....................       98,495,713       366      17.07         269,114      5.484      359.29       709    69.59
Seven Years ...................        6,488,835        23       1.12         282,123      5.341      359.15       740    61.05
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $577,110,529     2,494     100.00%     $  231,400      5.676%     359.06       697    73.98%
                                    ============     =====     ======

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                                Initial Rate Cap*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
        Initial Cap (%)                Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000 .........................     $ 63,423,858       279      10.99%     $  227,326      5.114%     358.88       703    72.98%
1.500 .........................          218,084         1       0.04         218,084      6.250      358.00       638    95.00
2.000 .........................       20,489,283        88       3.55         232,833      5.016      358.32       696    78.24
3.000 .........................      448,986,961     1,949      77.80         230,368      5.798      359.13       695    73.98
4.000 .........................        2,688,191        18       0.47         149,344      5.069      357.78       726    79.13
5.000 .........................        5,372,695        21       0.93         255,843      5.620      357.56       703    74.58
6.000 .........................       35,931,456       138       6.23         260,373      5.568      359.16       710    72.60
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $577,110,529     2,494     100.00%     $  231,400      5.676%     359.06       697    73.98%
                                    ============     =====     ======

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                               Periodic Rate Cap*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
      Subsequent Cap (%)               Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000 .........................     $507,798,880     2,219      87.99%     $  228,841      5.692%     359.09       698    73.74%
1.500 .........................        3,660,140        16       0.63         228,759      7.328      358.79       578    71.82
2.000 .........................       65,651,510       259      11.38         253,481      5.455      358.85       697    75.91
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $577,110,529     2,494     100.00%     $  231,400      5.676%     359.06       697    73.98%
                                    ============     =====     ======

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                          Original Loan-to-Value Ratios

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
Range of Loan-to-Value Ratios (%)      Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
 0.01  -   20.00 ..............     $    370,000         2       0.06%     $  185,000      4.750%     358.59       732    18.21%
20.01  -   25.00 ..............          469,810         2       0.08         234,905      5.603      359.57       700    22.83
25.01  -   30.00 ..............          968,687         7       0.16         138,384      5.025      358.85       718    27.49
30.01  -   35.00 ..............        2,148,627        12       0.36         179,052      5.297      359.17       727    32.88
35.01  -   40.00 ..............        3,424,772        14       0.58         244,627      4.939      359.47       717    37.54
40.01  -   45.00 ..............        3,978,437        17       0.67         234,026      5.266      356.15       720    43.15
45.01  -   50.00 ..............        7,836,206        33       1.33         237,461      5.191      358.13       708    47.70
50.01  -   55.00 ..............        8,653,955        38       1.47         227,736      5.281      358.65       707    52.39
55.01  -   60.00 ..............       19,194,320        75       3.25         255,924      5.294      357.45       690    57.93
60.01  -   65.00 ..............       25,241,450       102       4.28         247,465      5.181      359.05       697    63.13
65.01  -   70.00 ..............      214,565,176       927      36.36         231,462      5.262      359.24       709    69.76
70.01  -   75.00 ..............       20,207,510        94       3.42         214,974      5.777      357.89       688    74.17
75.01  -   80.00 ..............      211,425,253       912      35.83         231,826      5.977      357.63       693    79.84
80.01  -   85.00 ..............        8,356,778        42       1.42         198,971      6.590      351.28       650    83.97
85.01  -   90.00 ..............       37,861,890       218       6.42         173,678      7.471      346.06       671    89.64
90.01  -   95.00 ..............       23,655,969       124       4.01         190,774      7.007      352.39       680    94.75
95.01  -  100.00 ..............        1,798,355         9       0.30         199,817      6.769      358.54       714    99.47
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
Total .........................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

      The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately 18.01% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 74.23%.

                                 Occupancy Types

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
            Occupancy                  Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied ................     $428,940,752     1,900      72.68%     $  225,758      5.865%     356.74       690    75.64%
Investment ....................      148,311,092       659      25.13         225,055      5.476      359.07       714    70.32
Second Home ...................       12,905,352        69       2.19         187,034      5.797      354.15       715    72.39
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
        Document Type                  Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
Progressive Series Program
(Limited (Stated) Documentation) .  $345,557,463     1,454      58.55%     $  237,660      5.646%     358.83       700    73.50%
Progressive Series Program (Full
Documentation) ...................   142,442,844       654      24.14         217,803      5.427      358.90       696    74.70
Progressive Express Program (Non
Verified Assets) .................    45,316,311       246       7.68         184,213      6.968      344.19       689    77.36
Progressive Express No Doc
Program (No Documentation) .......    24,187,139       118       4.10         204,976      6.264      356.19       701    69.43
Progressive Express Program
(Verified Assets) ................    22,629,908       112       3.83         202,053      6.592      350.97       682    77.39
Progressive Series Program
(Alternative Documentation) ......     3,439,546        13       0.58         264,580      5.824      358.89       654    84.55
Progressive Express Program No
Doc Program (Verified Assets) ....     3,002,701        13       0.51         230,977      6.497      358.61       697    83.79
Progressive Series Program (Full
Income/Stated Assets
Documentation) ...................     2,102,343        11       0.36         191,122      6.233      359.02       685    90.36
Progressive Series Program (No
Ratio) ...........................       876,000         3       0.15         292,000      5.087      358.83       738    61.41
Progressive Series Program (No
Income/No Asset Documentation)           387,445         2       0.07         193,722      7.641      326.34       699    74.80
Progressive Express Program
(Express Priority Refinance) .....       215,495         2       0.04         107,748     10.323      298.00       678    90.00
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ........................   $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
   Credit Grade Category               Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
A+(1) .........................     $328,391,642     1,380      55.64%     $  237,965      5.371%     359.10       728    72.59%
A(1) ..........................      185,491,522       816      31.43         227,318      5.901      358.44       655    75.51
A-(1) .........................       19,139,128        88       3.24         217,490      6.642      357.99       609    79.52
B(1) ..........................          238,540         1       0.04         238,540      8.250      356.00       573    82.41
C(1) ..........................          369,852         4       0.06          92,463      7.842      314.09       579    60.48
CX(1) .........................          146,986         1       0.02         146,986      7.500      351.00       514    80.00
Progressive Express(TM) I(2) ..       32,606,708       186       5.53         175,305      6.940      345.40       726    78.35
Progressive Express(TM) II(2) .       17,689,841       114       3.00         155,174      7.732      336.70       650    78.84
Progressive Express(TM)III(2) .        2,701,126        18       0.46         150,063      7.889      351.75       612    77.83
Progressive Express(TM) IV(2) .        1,345,980        10       0.23         134,598      8.196      323.42       600    75.26
Progressive Express(TM) V(2) ..          874,376         4       0.15         218,594      7.273      354.31       571    64.55
Progressive Express(TM) VI(2) .        1,161,495         6       0.20         193,583      8.099      358.34       520    61.72
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

-------------

(1) All of these Group 2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V and VI respectively.

(2) These Group 2 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 2 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 2 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

      See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
           Property Type               Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence .......     $338,477,481     1,584      57.35%     $  213,685      5.872%     356.42       693    74.83%
Condominium ...................       67,417,435       312      11.42         216,082      5.464      358.77       707    73.76
Planned Unit Development ......       52,936,729       244       8.97         216,954      5.866      357.56       697    77.53
De minimis PUD ................       47,511,554       217       8.05         218,947      5.569      359.09       703    73.42
Four Family ...................       31,828,008        84       5.39         378,905      5.224      359.15       712    67.49
Two Family ....................       29,615,524       108       5.02         274,218      5.969      356.73       695    73.69
Three Family ..................       16,390,556        48       2.78         341,470      5.793      359.10       702    71.45
Hi Rise/Condominium ...........        3,463,099        18       0.59         192,394      5.418      359.21       705    66.49
Townhouse .....................        2,011,809        11       0.34         182,892      5.987      358.46       696    76.93
Condotel ......................          315,000         1       0.05         315,000      5.990      360.00       731    68.47
Site Condo ....................          190,000         1       0.03         190,000      5.875      360.00       610    50.14
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

                 Geographic Distribution of Mortgaged Properties

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
               State                   Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama .......................     $    450,310         2       0.08%     $  225,155      4.353%     357.24       751    85.70%
Arkansas ......................          109,867         1       0.02         109,867      6.620      358.00       620    93.50
Arizona .......................       23,252,492       143       3.94         162,605      6.046      357.62       688    76.12
California ....................      353,260,247     1,320      59.86         267,621      5.466      359.06       702    72.05
Colorado ......................       10,524,134        57       1.78         184,634      5.968      358.82       669    76.33
Connecticut ...................        1,065,985         9       0.18         118,443      6.987      321.34       713    82.95
District of Columbia ..........        1,957,215         8       0.33         244,652      6.080      359.53       674    75.82
Delaware ......................          119,869         1       0.02         119,869      5.500      360.00       717    75.00
Florida .......................       47,507,203       281       8.05         169,065      6.204      355.43       696    79.62
Georgia .......................        9,765,063        65       1.65         150,232      5.918      349.92       695    78.03
Hawaii ........................        6,045,625        20       1.02         302,281      5.646      359.19       691    72.07
Iowa ..........................           80,800         1       0.01          80,800      6.875      360.00       743    80.00
Idaho .........................          194,477         1       0.03         194,477      6.250      359.00       753    79.38
Illinois ......................       12,901,838        73       2.19         176,738      6.391      357.29       681    79.99
Indiana .......................        1,413,527        10       0.24         141,353      7.100      345.47       696    75.74
Kansas ........................          481,990         4       0.08         120,498      6.106      358.52       669    82.74
Kentucky ......................           51,200         1       0.01          51,200      5.625      357.00       809    80.00
Massachusetts .................        5,689,164        20       0.96         284,458      6.599      358.55       676    77.09
Maryland ......................       10,358,503        51       1.76         203,108      6.289      354.90       676    75.88
Maine .........................          525,561         2       0.09         262,780      4.465      358.38       667    73.10
Michigan ......................        2,116,591        15       0.36         141,106      6.381      343.72       686    79.08
Minnesota .....................        4,351,236        25       0.74         174,049      6.053      359.52       707    77.84
Missouri ......................          726,728         5       0.12         145,346      6.566      348.05       693    75.53
Mississippi ...................          387,841         2       0.07         193,921      8.033      339.89       698    84.94
Montana .......................          316,000         1       0.05         316,000      6.250      359.00       643    80.00
North Carolina ................        2,945,891        26       0.50         113,304      6.547      345.43       707    80.90
New Hampshire .................          360,847         2       0.06         180,424      5.904      357.89       661    76.24
New Jersey ....................       17,450,655        75       2.96         232,675      6.802      356.83       684    76.88
New Mexico ....................          688,345         6       0.12         114,724      6.809      344.17       649    78.85
Nevada ........................       17,974,680        84       3.05         213,984      5.676      358.67       706    75.67
New York ......................       10,279,469        43       1.74         239,057      6.807      339.91       695    76.45
Ohio ..........................        1,821,267        11       0.31         165,570      5.881      358.59       661    81.81
Oklahoma ......................          162,180         1       0.03         162,180      9.625      292.00       641    89.97
Oregon ........................        6,312,964        36       1.07         175,360      5.886      359.03       700    76.54
Pennsylvania ..................        2,735,005        23       0.46         118,913      8.183      328.18       655    84.72
Rhode Island ..................        1,563,016         8       0.26         195,377      6.527      358.82       670    80.07
South Carolina ................        1,798,884        11       0.30         163,535      6.299      358.56       684    73.26
Tennessee .....................          445,506         3       0.08         148,502      8.437      359.42       662    88.35
Texas .........................        4,310,943        38       0.73         113,446      7.430      324.39       678    80.79
Utah ..........................        3,992,344        22       0.68         181,470      5.894      359.00       683    76.76
Virginia ......................       14,101,235        63       2.39         223,829      5.794      358.44       699    76.08
Washington ....................        8,611,868        50       1.46         172,237      5.575      356.98       691    73.42
Wisconsin .....................          519,083         3       0.09         173,028      8.808      346.15       618    88.28
West Virginia .................          142,898         2       0.02          71,449      9.714      297.49       669    91.22
Wyoming .......................          286,650         3       0.05          95,550      5.737      360.00       715    72.16
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

      No more than approximately 0.65% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                              Debt-to-Income Ratio

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
    Range of Debt-to-Income            Current       No. of                  Average      Gross        Term     Credit   Original
           Ratios (%)                  Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
    0.01 -   5.00 .............     $    287,000         1       0.05%     $  287,000      5.500%     360.00       689    70.00%
    5.01 -  10.00 .............        1,284,950         6       0.22         214,158      5.809      358.56       739    77.05
   10.01 -  15.00 .............        3,806,864        13       0.65         292,836      5.114      359.10       730    62.63
   15.01 -  20.00 .............       10,112,428        46       1.71         219,835      5.289      358.33       698    70.47
   20.01 -  25.00 .............       16,696,923        83       2.83         201,168      5.396      359.02       698    71.34
   25.01 -  30.00 .............       38,243,836       172       6.48         222,348      5.564      358.93       700    72.66
   30.01 -  35.00 .............       63,388,404       272      10.74         233,046      5.623      358.62       696    74.01
   35.01 -  40.00 .............       95,085,320       410      16.11         231,915      5.667      358.87       694    74.67
   40.01 -  45.00 .............      110,768,643       472      18.77         234,679      5.813      358.83       690    76.42
   45.01 -  50.00 .............       94,819,787       393      16.07         241,272      5.590      358.76       699    74.95
   50.01 -  55.00 .............       12,391,301        49       2.10         252,884      5.227      358.43       707    69.04
More than 55.00 ...............        2,593,832        10       0.44         259,383      6.059      359.67       721    71.96
Not Required ..................      140,677,907       701      23.84         200,682      6.172      352.40       700    73.67
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

      As of the Cut-off Date, the weighted average debt-to-income ratio of the Group 2 Loans was approximately 38.83% per annum.

                               Prepayment Penalty

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                         Average      Remg.     Average  Average
                                       Current       No. of                  Average      Gross        Term     Credit   Original
       Number of Months                Balance       Loans    % of Total     Balance        WAC      (Months)    Score     LTV
----------------------------------------------------------------------------------------------------------------------------------
0 .............................     $169,256,345       798      28.68%     $  212,101      6.031%     353.11       698    74.63%
6 .............................        7,718,464        33       1.31         233,893      5.741      359.21       709    72.93
7 .............................        1,740,022         6       0.29         290,004      5.389      358.23       737    64.49
12 ............................       98,195,405       393      16.64         249,861      5.462      359.32       704    71.28
24 ............................      216,952,808       966      36.76         224,589      5.808      359.08       689    75.34
30 ............................          112,332         1       0.02         112,332      7.500      358.00       692    90.00
36 ............................       96,181,820       431      16.30         223,160      5.520      358.25       705    74.30
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

                     Months Remaining to Scheduled Maturity

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                          Average     Remg.     Average  Average
                                       Current       No. of                  Average       Gross       Term     Credit   Original
       Range of Months                 Balance       Loans    % of Total     Balance        WAC      (Months)    Score      LTV
----------------------------------------------------------------------------------------------------------------------------------
0-120 .........................     $    757,811        12       0.13%     $   63,151      9.385%     110.38       662    80.03%
121-180 .......................          117,965         2       0.02          58,983      9.843      150.21       718    95.00
181-240 .......................          494,550         6       0.08          82,425     10.486      210.68       713    85.20
241-300 .......................       11,033,278       109       1.87         101,223      9.751      292.84       680    86.57
301-360 .......................      577,753,591     2,499      97.90         231,194      5.680      358.99       697    73.98
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 2 Loans was approximately 357 months.

                                  Credit Scores

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                          Average     Remg.     Average  Average
                                       Current       No. of                  Average       Gross       Term     Credit   Original
     Range of Credit Scores            Balance       Loans    % of Total     Balance        WAC      (Months)    Score      LTV
----------------------------------------------------------------------------------------------------------------------------------
Not Required ..................     $    988,498         6       0.17%     $  164,750      5.666%     352.09       N/A    66.02%
801-820 .......................        4,000,429        20       0.68         200,021      4.979      355.74       806    65.85
781-800 .......................       20,244,266        89       3.43         227,464      5.301      358.48       790    71.21
761-780 .......................       48,744,047       204       8.26         238,941      5.296      358.88       769    70.71
741-760 .......................       52,116,559       227       8.83         229,588      5.381      358.21       750    72.60
721-740 .......................       65,342,917       278      11.07         235,046      5.456      357.96       730    72.79
701-720 .......................       81,559,874       367      13.82         222,234      5.669      356.33       710    74.49
681-700 .......................       89,299,054       388      15.13         230,152      5.717      357.65       690    74.43
661-680 .......................       80,960,830       361      13.72         224,268      5.934      357.07       671    75.49
641-660 .......................       72,535,049       332      12.29         218,479      6.066      356.35       651    75.57
621-640 .......................       47,163,345       216       7.99         218,349      6.247      357.08       632    77.25
601-620 .......................       21,193,934       109       3.59         194,440      6.717      356.03       610    78.72
581-600 .......................        3,339,873        16       0.57         208,742      7.099      355.63       592    74.13
561-580 .......................          937,915         4       0.16         234,479      7.503      353.68       574    71.81
541-560 .......................          422,123         4       0.07         105,531      7.751      320.61       550    64.30
521-540 .......................          663,555         4       0.11         165,889      8.208      359.41       532    59.95
501-520 .......................          644,927         3       0.11         214,976      7.849      355.58       507    67.72
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

      As of the Cut-off Date, the weighted average credit score of the Group 2 Loans for which credit scores are available was approximately 697.

                            Range of Months to Roll*

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                          Average     Remg.     Average  Average
                                       Current       No. of                  Average       Gross       Term     Credit   Original
       Range of Months                 Balance       Loans    % of Total     Balance        WAC      (Months)    Score      LTV
----------------------------------------------------------------------------------------------------------------------------------
1-6 ...........................     $ 57,825,631       254      10.02%     $  227,660      5.111%     358.78       704    73.24%
7-12 ..........................       22,361,353        99       3.87         225,872      4.983      358.56       695    76.58
13-18 .........................        1,338,184         8       0.23         167,273      5.732      353.32       664    78.11
19-24 .........................      298,809,526     1,338      51.78         223,326      5.973      359.07       688    76.54
25-31 .........................          583,099         3       0.10         194,366      5.018      353.63       763    70.18
32-37 .........................       91,208,188       403      15.80         226,323      5.461      359.19       710    71.01
50-55 .........................          811,553         2       0.14         405,776      6.052      353.06       674    71.77
56-61 .........................       97,684,160       364      16.93         268,363      5.479      359.34       709    69.57
80-85 .........................        6,488,835        23       1.12         282,123      5.341      359.15       740    61.05
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $577,110,529     2,494     100.00%     $  231,400      5.676%     359.06       697    73.98%
                                    ============     =====     ======

      As of the Cut-off Date, the weighted average months to roll of the Group 2 Loans was approximately 29 months.

      *     Excludes the fixed rate mortgage loans in Loan Group 2.

                                  Loan Purposes

                                                                                                    Weighted
                                                                                         Weighted    Average   Weighted  Weighted
                                                                                          Average     Remg.     Average  Average
                                       Current       No. of                  Average       Gross       Term     Credit   Original
         Loan Purpose                  Balance       Loans    % of Total     Balance        WAC      (Months)    Score      LTV
----------------------------------------------------------------------------------------------------------------------------------
Purchase ......................     $336,977,734     1,550      57.10%     $  217,405      5.788%     356.54       709    76.06%
Refinance - Cash Out ..........      176,075,520       742      29.84         237,299      5.664      358.19       683    69.78
Refinance - Rate/Term .........       77,103,941       336      13.06         229,476      5.902      358.35       676    76.42
                                    ------------     -----     ------      ----------     ------      ------       ---   ------
   Total ......................     $590,157,195     2,628     100.00%     $  224,565      5.766%     357.27       697    74.23%
                                    ============     =====     ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.